UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2024

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 26, 2024, Healthpeak Properties, Inc. (the “Company”) issued a press release announcing that, in connection with its previously announced consent solicitation and offers to guarantee (the “Consent Solicitation and Offers to Guarantee”) by the Company and Healthpeak OP, LLC, a direct subsidiary of the Company (“Healthpeak OP”), for Physicians Realty L.P. (“Physicians Partnership”) (a consolidated subsidiary of Physicians Realty Trust (“Physicians Realty Trust”)) senior notes related to the Company’s agreement to merge with Physicians Realty Trust (the “Merger”), it has received the required consents from the holders of the outstanding Physicians Partnership 4.300% Senior Notes due 2027, 3.950% Senior Notes due 2028 and 2.625% Senior Notes due 2031 (collectively, the “DOC Notes”) to adopt the proposed amendments to each of the supplemental indentures to the Senior Indenture (each, an “Indenture”) governing such DOC Notes.

The adoption of the amendments for each Indenture required consents from at least a majority in aggregate principal amount of each series of DOC Notes outstanding under such Indenture as of the record date for the consent solicitation and offers to guarantee, 5:00 p.m., New York City time, on February 9, 2024. Global Bondholder Services Corporation, the Tabulation Agent, has advised the Company that as of the expiration time for the consent solicitation and offers to guarantee of 5:00 p.m., New York City time, on February 26, 2024 (the “Expiration Time”), the Company and Healthpeak OP have received the required consents of the holders of DOC Notes.

Promptly following the closing of the Merger, a supplemental indenture to the Indentures (the “Supplemental Indenture”) will be executed and delivered, which Supplemental Indenture will contain the amendments as to which consents were sought and an unconditional and irrevocable guarantee by the Company and Healthpeak OP of the prompt payment, when due, of any amount owed to the holders of the DOC Notes under such DOC Notes and such Indenture and any other amounts due pursuant to such Indenture (the “Healthpeak Guarantee”). The Supplemental Indenture will become effective upon its execution and delivery. The amendments contained in the Supplemental Indenture will not become operative, and the Healthpeak Guarantee will not be issued, until the completion of the Merger.

The amendments will amend the following sections contained in the Indentures: (i) the limitation on incurrence of total debt, limitation on incurrence of secured debt, debt service coverage test for incurrence, maintenance of unencumbered assets and insurance covenants would be conformed to the corresponding covenants in the Company’s and Healthpeak OP’s existing indentures, (ii) the maintenance of properties covenant, which is not contained in the Company’s and Healthpeak OP’s existing indentures, would be eliminated from the Indentures, (iii) the financial reporting covenant would be amended to replace Physicians Partnership’s reporting obligations with the Company’s reporting obligations and (iv) the events of default section would be conformed to the corresponding events of default section in the Company’s and Healthpeak OP’s existing indentures.

In accordance with the terms of the consent solicitation and offers to guarantee, if the Merger is completed, as soon as practicable thereafter, the Company will make a payment to each holder of DOC Notes for which a valid and unrevoked consent was provided prior to the Expiration Time, in an amount equal to $1.00 for each $1,000 principal amount of DOC Notes for which such holder provided valid and unrevoked consent prior to the Expiration Time.

The terms and conditions of the Consent Solicitation and Offers to Guarantee were set forth in a Consent Solicitation Statement/Prospectus Supplement dated February 12, 2024 (the “Prospectus Supplement”), which supplements the base prospectus dated February 9, 2024 contained in the Company’s and Healthpeak OP’s Registration Statement on Form S-3 (Reg. Nos. 333-276954 and 333-276954-01).

The foregoing is not an offer to purchase or sell, a solicitation of an offer to purchase or sell, or a solicitation of consents with respect to any securities. The solicitation and offers to guarantee were made solely pursuant to an effective shelf registration statement and prospectus and the above-described Prospectus Supplement.

A copy of the press release announcing the Consent Solicitation and Offers to Guarantee is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Forward-Looking Statements

Statements contained in this release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things: (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, transitions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, capital recycling plans, financing activities, or other transactions discussed in this release; (ii) the issuance of the guarantee and any payment on the DOC Notes; and (iii) the amendments to the Indentures. Pending acquisitions, dispositions, joint venture transactions, leasing activity, and financing activity, including those subject to binding agreements, remain subject to closing conditions and may not be completed within the anticipated timeframes or at all. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this release, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: risks associated with the ability to consummate the proposed merger with Physicians Realty Trust (the “DOC Merger”) and the timing of the closing of the proposed merger; satisfaction of closing conditions to consummate the DOC Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transactions with Physicians Realty Trust (the “DOC Transactions”); the ability to secure favorable interest rates on any borrowings incurred in connection with the DOC Transactions; the impact of indebtedness incurred in connection with the DOC Transactions; the ability to successfully integrate portfolios, business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the DOC Transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company; risks associated with the industry concentration of tenants; the potential impact of announcement of the DOC Transactions or consummation of the DOC Transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of the Company’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against the Company; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the DOC Transactions and the actual terms of the financings that may be obtained in connection with the DOC Transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of the Company’s common stock to be issued in the DOC Transactions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for the Company’s common stock; impairment charges; unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors described under “Risk Factors” in the Prospectus Supplement, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and as described from time to time in the Company’s Securities and Exchange Commission filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No	Description

99.1	Press Release, dated February 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2024	HEALTHPEAK PROPERTIES, INC.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer